Exhibit 99.906Cert

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Principal Executive Officer of Oak Associates Funds (the “Registrant”), with respect to the Registrant’s Form N-CSR for the period ended April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 22, 2013	/s/ Leslie Manna
Leslie Manna
President/Principal Executive Officer

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer and Principal Financial Officer of Oak Associates Funds (the “Registrant”), with respect to the Registrant’s Form N-CSR for the period ended April 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 22, 2013	/s/ Pete Greenly
Pete Greenly
Treasurer/Principal Financial Officer